POWER OF ATTORNEY

	KNOW ALL BY THESE PRESENTS that the undersigned hereby makes, constitutes and appoints Vincent E. Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	(1) prepare and
execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the "Company") in accordance with Section 16(a) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	(2) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information;
and

	(3) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned
acknowledges that:

	(a) this Power of Attorney authorizes, but does not require, such attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

	(b) any documents prepared and/or
executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	(c) neither the Company nor
such attorneys-in-fact assume (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

	(d)
this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	The undersigned hereby grants
such attorneys-in-fact full power and
authority to do and perform all and
every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

	This Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this
30th day of January, 2006.


PARTECH US PARTNERS IV, L.L.C.
47TH
PARALLEL LLC
PAR SF LLC
VENDOME CAPITAL LLC

By:
/s/Thomas G.
McKinley
Signature


Thomas G. McKinley
Print Name



Managing Member of each of the foregoing entities
Title

						  POWER OF ATTORNEY

	    KNOW ALL BY THESE PRESENTS that
the undersigned hereby makes,
constitutes and appoints Vincent E.
Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	    (1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the
"Company") in accordance with Section
16(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and
Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	    (2) seek or obtain, as
the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other
acts which in the discretion of such
attorney-in-fact are necessary or
desirable for and on behalf of the undersigned in connection with the foregoing.

	    The undersigned acknowledges that:

	    (a) this
Power of Attorney authorizes, but does not require, such

attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither the Company nor such
attorneys-in-fact assume (i) any
liability for the undersigned's
responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and


(d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	    The undersigned hereby
grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.


	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of March, 2006.


						  45TH PARALLEL LLC


						  By:

						  /s/ Thomas G. McKinley

-----------------------------------
							 Signature


						  PAR
SF, LLC, Managing Member
						    Vendome Capital, LLC, Managing Member

						    Thomas G. McKinley

-----------------------------------
							 Print Name



Managing Member
						  -----------------------------------

Title

						  POWER OF ATTORNEY

	    KNOW ALL
BY THESE PRESENTS that the undersigned hereby makes, constitutes and appoints Vincent E. Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	    (1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the
"Company") in accordance with Section
16(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and
Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	    (2) seek or obtain, as
the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other
acts which in the discretion of such
attorney-in-fact are necessary or
desirable for and on behalf of the undersigned in connection with the foregoing.

	    The undersigned acknowledges that:

	    (a) this
Power of Attorney authorizes, but does not require, such

attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither the Company nor such
attorneys-in-fact assume (i) any
liability for the undersigned's
responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and


(d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	    The undersigned hereby
grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.


	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of March, 2006.


							 DOUBLE BLACK DIAMOND II
LLC

							 By:

							 /s/ Thomas G. McKinley

----------------------------
								    Signature


							 Thomas
G. McKinley
							 ----------------------------
								   Print Name



							 Managing Member
							 ----------------------------

									Title

						  POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS that the undersigned hereby makes, constitutes and appoints Vincent E. Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	    (1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the
"Company") in accordance with Section
16(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and
Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	    (2) seek or obtain, as
the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other
acts which in the discretion of such
attorney-in-fact are necessary or
desirable for and on behalf of the undersigned in connection with the foregoing.

	    The undersigned acknowledges that:

	    (a) this
Power of Attorney authorizes, but does not require, such

attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither the Company nor such
attorneys-in-fact assume (i) any
liability for the undersigned's
responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and


(d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	    The undersigned hereby
grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.


	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of January , 2006.


							 /s/ Thomas G.
McKinley
							 --------------------------
								Signature



							 Thomas G. McKinley
							 --------------------------

								Print Name

						  POWER OF ATTORNEY


	    KNOW ALL BY THESE PRESENTS that the undersigned hereby makes,

constitutes and appoints Vincent E. Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	    (1) prepare
and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the "Company") in accordance with Section
16(a)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),

and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the
Securities and Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	    (2) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.


The undersigned acknowledges that:

	    (a) this Power of Attorney
authorizes, but does not require, such
attorneys-in-fact to act in their
discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents
prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither
the Company nor such attorneys-in-fact assume (i) any liability for the undersigned's responsibility to comply with the requirement of the
Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

	    (d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.


The undersigned hereby grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the
undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney
to be executed as of this 30th day of
March, 2006.


					  MULTINVEST LLC

					  By:

					  /s/
Thomas G. McKinley
					  ----------------------------------------

						 Signature

					  Par Venture Japan Managers, LLC, Managing
Member
					   Vendome Capital, Managing Member
					    Thomas G.
McKinley
					  ----------------------------------------
						 Print
Name


					  Managing Member

----------------------------------------
						 Title

						  POWER OF ATTORNEY

	    KNOW ALL BY THESE PRESENTS that
the undersigned hereby makes,
constitutes and appoints Vincent E.
Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	    (1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the
"Company") in accordance with Section
16(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and
Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	    (2) seek or obtain, as
the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other
acts which in the discretion of such
attorney-in-fact are necessary or
desirable for and on behalf of the undersigned in connection with the foregoing.

	    The undersigned acknowledges that:

	    (a) this
Power of Attorney authorizes, but does not require, such

attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither the Company nor such
attorneys-in-fact assume (i) any
liability for the undersigned's
responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and


(d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	    The undersigned hereby
grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.


	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th of March, 2006.



							   PARVENTURE JAPAN
MANAGERS, LLC

							   By:

							  /s/ Thomas G. McKinley

							  -------------------------------------
								 Signature


							  Vendome Capital, Managing Member
							    Thomas G. McKinley

							  -------------------------------------
								 Print Name



							  Managing Member

-------------------------------------
								 Title

						  POWER OF ATTORNEY

	    KNOW ALL BY THESE PRESENTS that
the undersigned hereby makes,
constitutes and appoints Vincent E.
Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	    (1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the
"Company") in accordance with Section
16(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and
Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	    (2) seek or obtain, as
the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other
acts which in the discretion of such
attorney-in-fact are necessary or
desirable for and on behalf of the undersigned in connection with the foregoing.

	    The undersigned acknowledges that:

	    (a) this
Power of Attorney authorizes, but does not require, such

attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither the Company nor such
attorneys-in-fact assume (i) any
liability for the undersigned's
responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and


(d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	    The undersigned hereby
grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.


	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of March, 2006.


						  VINCENT R. WORMS


						  /s/ Vincent R. Worms
						  -----------------------------

							 Signature


						  Vincent R. Worms

-----------------------------
							 Print Name